Supplement - Dated November 12, 2019

to the Statutory Prospectus of the Timothy Plan Family of Funds

Dated January 31, 2019 – in regard to the: Timothy Plan Emerging Markets Fund

Effective immediately, the Timothy Plan Emerging Markets Fund (the “Fund”), (Class A - TPEMX , Class C - TPECX & Class I - TIEMX) has terminated the public offering of its shares and will discontinue operations on or about December 27, 2019 (the “Liquidation Date”). Shares of the Fund are no longer available for purchase, including for purchases through Automatic Investment Plans. The Fund intends to make a final distribution including, capital gains and income (if any) on or about December 27, 2019. At the close of business on December 27, 2019, all outstanding shares of the Fund will be redeemed at net asset value.

The Board of Trustees, in consultation with the Trust’s investment adviser, Timothy Partners, Ltd. (the “Adviser”), determined to liquidate the Fund based on the long term lack of asset growth in the Fund, the lack of long term positive performance, the relative inability of the Fund to be economically self-sustaining, and the general lack of interest among Trust shareholders in the Fund. Therefore, based on these factors and others, the Board agreed that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations.

Pursuant to the unanimous consent of the Board of Trustees of the Trust, obtained on November 12, 2019, the Board directed that with respect to the Fund: (i) all or substantially all of the Fund’s portfolio securities be liquidated in an orderly manner no later than December 27, 2019; and (ii) all or substantially all outstanding shareholder accounts on the Liquidation Date will be closed and the proceeds of each account would be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing fund accounts. Because of the liquidation of the Fund’s portfolio securities described above, the Fund’s normal exposure to its investment strategy will be reduced and eventually eliminated. Accordingly, shareholders should not expect the Fund to achieve its stated investment objective.

Shareholders may continue to freely redeem their shares of the Fund on each business day during the liquidation process. For Fund shareholders that wish to continue investing in an international fund, you may exchange you shares of the Fund into the Timothy Plan International Fund, and it is anticipated that after December 2, 2019, if your shares are held in a retail brokerage account, you may invest in the Timothy Plan International Exchange Traded Fund. Please contact your financial advisor for assistance, or call the Timothy Plan at 1-800-846-7526. However, shareholders that do not contact the Fund prior to December 26, 2019 will have their shares redeemed at the appropriate net asset value and the proceeds of each account will be sent to the shareholder’s address of record.

This transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. To avoid a potential tax issue, shareholders may choose to authorize, prior to the Liquidation Date, a direct transfer of their retirement account assets to another Timothy Fund or alternative tax-deferred retirement account. Typically, once each calendar year shareholders have 60 days from the day they receive the proceeds from their retirement (IRA) account to reinvest those proceeds in the same or another IRA or qualified retirement account; otherwise the liquidation proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding any Timothy fund, please call Timothy Plan at 1-800-846-7526. You may also call Timothy Plan at 1-800-662-0201 with any questions regarding this Fund’s liquidation.

Investors Should Retain this Supplement for Future Reference